UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________________
FORM 8-K

__________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 7, 2016 (June 3, 2016)
Date of Report (Date of earliest event reported)

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IMMERSION CORPORATION
(Exact name of Registrant as specified in its charter)
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Delaware	000-27969	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

50 Rio Robles, San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)
(408) 467-1900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submissions of Matters to a Vote of Security Holders.

On June 3, 2016, Immersion held its 2016 Annual Meeting of Stockholders. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended. The following proposals were adopted as follows:

1.
The election of two (2) Class II directors, David Sugishita and John Veschi, to serve for a term of three years and until their successor is elected and qualified, or until their earlier death, resignation or removal:

Nominees	Shares For	Shares Withheld	Broker Non-Votes
David Sugishita	11,126,572	3,914,276	6,379,926
John Veschi	9,438,085	5,602,763	6,379,926

2.	Ratification of the Appointment of Deloitte & Touche LLP as Immersion’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
11,679,723	9,394,693	346,358	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION
Date: June 7, 2016	By:	/s/ AMIE PETERS
		Name:	Amie Peters
		Title:	General Counsel